Discontinued operations	12 Months Ended
Dec. 31, 2019
Discontinued operations
Discontinued operations

3.            Discontinued operations

In December 2017, the Company signed a contract (“Disposal Agreement”) to divest its web game business, a major line of the Group’s online game business, to Shenzhen Xunyi Network Technology Corp., Ltd. (“Buyer”), a company operated by a few former core members of Xunlei’s web game business. The total sales price was RMB 4,180,000 (equivalent to approximately USD 640,000). The disposal is due to a shift of strategy to allow the Group better manage its internal resources, including internal traffic referral and corporate allocation. The disposal was completed in January 2018 and related gain of USD 1.4 million was recognized.

As part of the disposal and according to the Disposal Agreement, Xunlei agreed to assist the Buyer to collect and pay certain receivables and payables of the web game business for a period of no longer than one year after the completion of disposal. In addition, the Buyer agreed to enter into business cooperation services with Xunlei, including purchase of advertising services in the next 24 months, after signing the Disposal Agreement, under a separate negotiated term. Relevant business cooperation agreements have been signed in January 2018 at market term.

Results of the discontinued operation

USD (In thousands)	2017	2018
Revenues, net of rebates and discounts	11,428	656
Business taxes and surcharges	(27)	(1)
Net revenues	11,401	655
Cost of revenues	(522)	(16)
Gross profit	10,879	639
Operating expenses
Research and development expenses	(2,217)	(419)
Sales and marketing expenses	(1,025)	(63)
General and administrative expenses	(99)	(18)
Total operating expenses	(3,341)	(500)
Operating income	7,538	139
Gain on disposal of web game	—	1,394
Income tax expenses	(1,131)	(230)
Income from discontinued operations	6,407	1,303

Cash flows generated from the discontinued operation

USD (In thousands)	2017	2018
Net cash generated from operating activities	5,585	1,065
Net cash used in investing activities	(13)	—
Net cash flow for the year	5,572	1,065